NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE	February 14, 2011

Uranium Energy Corp Advances Radioactive Material License, the Final State Authorization, for the Goliad Project

Corpus Christi, TX - February 14, 2011 - Uranium Energy Corp is pleased to announce that it has filed a response to a request for additional information by the Texas Commission on Environmental Quality (TCEQ) regarding the Company's Radioactive Material License Application (RMLA) for the Goliad in-situ recovery (ISR) project in South Texas.  The Company's RMLA is in the final stage of processing, and TCEQ staff commonly request additional information at this stage to complete their review. The Company is looking forward to concluding this final review, and stands ready to provide TCEQ with any additional information or clarification they may need to issue the license.

The Radioactive Material License is the last state-level authorization needed for the Company's Goliad ISR project. All other state permits and authorizations have been received including:

  a Class III Injection Well Permit (Mine Permit);

  two Class I Injection Well Permits (disposal well permits);

  a Production Area Authorization for its first production area (PA-1);

  a Permit by Rule (air permit exemption); and

  a state-approved aquifer exemption, which will be followed by a request from TCEQ to the regional EPA for concurrence.

About the Goliad In-Situ Recovery (ISR) Project

The Goliad ISR project is one of the Company's four ISR uranium projects (also referred to as satellite projects) in South Texas and is located 40 miles east of the Company's Hobson ISR processing facility.  The facility at Hobson forms the basis of the Company's regional operating strategy in the South Texas Uranium Belt and is designed to process uranium-loaded resins from satellite projects to a final product commonly known as yellowcake or U3O8.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium production, development and exploration company operating North America's newest emerging uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is ramping up initial production, and the Goliad in-situ recovery project which is in the final stages of mine permitting for production.  The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this new release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  'This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.  The securities offered and sold in the private placement Offering have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration under the Securities Act and applicable state securities laws.